                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                             Penn Series Funds, Inc.
      -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

             ----------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             ----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

             ----------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             ----------------------------------------------------------------

         5)  Total fee paid:

             ----------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:________________________________________________
     2)  Form, Schedule or Registration Statement No.:__________________________
     3)  Filing Party:__________________________________________________________
     4)  Date Filed:____________________________________________________________

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172
               Penn Mutual Variable Annuity Accounts I, II and III
                       Penn Mutual Variable Life Account I
                              ---------------------

To Our Contract Owners, Policy Owners and Payees:

         The enclosed Notice of Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Meeting of Shareholders scheduled to be held on March 23, 2000.

         Shares of Penn Series Funds, Inc. are held by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

         Shares are held by Penn Mutual in Penn Mutual Variable Annuity Accounts I, II and III and Penn Mutual Variable Life Account I pursuant to variable annuity contracts and variable life policies. As owners or payees under the contracts and policies, you are entitled to instruct Penn Mutual as to the voting of shares held in the separate accounts.

         The proposals to be voted on at the meeting are described in the accompanying Notice of Meeting of Shareholders and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount which is related to your interest therein as of the close of business on January 31, 2000.

         Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than March 21, 2000.

                                                        Sincerely,



                                                        Richard F. Plush
                                                        Vice President

February 28, 2000

                     THE PENN INSURANCE AND ANNUITY COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172
                         PIA Variable Annuity Account I

                              ---------------------


To Our Contract Owners and Payees:

         The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. and Proxy Statement concern proposals to be voted on by the shareholders of Penn Series Funds, Inc. at the Meeting of Shareholders scheduled to be held on March 23, 2000.

         Shares of Penn Series Funds, Inc. are held by The Penn Insurance and Annuity Company ("Penn Insurance") and its parent, The Penn Mutual Life Insurance Company, in separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies.

         Shares are held by Penn Insurance in PIA Variable Annuity Account I pursuant to variable annuity contracts. As owners or payees under the contracts, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

         The proposals to be voted on at the meeting are described in the accompanying Notice of Special Meeting and Proxy Statement. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable subaccount which is related to your interest therein as of the close of business on January 31, 2000.

         Please complete, date and sign the enclosed voting instruction form and return the form to us promptly in the enclosed postage paid envelope. In order to be given effect, your voting instructions must be received not later than March 21, 2000.

                                                        Sincerely,



                                                        Richard F. Plush
                                                        Vice President

February 28, 2000

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                                 March 23, 2000

                                 --------------

         A Meeting of Shareholders (the "Meeting") of Penn Series Funds, Inc. (the "Company") will be held at the offices of The Penn Mutual Life Insurance Company ("Penn Mutual") on Thursday, March 23, 2000, at 9:00 a.m. (Eastern
Time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044.

         At the Meeting, shareholders of Penn Series Funds, Inc.
("Shareholders") will be asked to vote on the following proposals.

         1. To approve a proposal which would authorize Independence Capital Management, Inc. ("ICMI"), subject to the supervision and approval of the Board of Directors, to hire, terminate or replace investment sub-advisers for each of the Company's funds (each, a "Fund" and collectively, the "Funds") without seeking Shareholder approval.

         2. To approve a new investment advisory agreement between the Company and ICMI.

         3. To approve a new investment sub-advisory agreement between ICMI and OpCap Advisors with respect to the Value Equity and Small Capitalization Funds.


         Shareholders of record at the close of business on January 31, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                              By Order of the Board of Directors

                                              C. Ronald Rubley
                                              Secretary


February 28, 2000

                                 PROXY STATEMENT

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                             Meeting of Shareholders
                          To be Held on March 23, 2000

                                 --------------


         This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Penn Series Funds, Inc. (the "Company") of voting instructions to be voted at a Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of The Penn Mutual Life Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Thursday, March 23, 2000 at 9:00 a.m. (Eastern Time). The approximate mailing date of this proxy statement and the accompanying voting instruction form is February 28, 2000.

         The purpose of the Meeting is to permit the shareholders of the Company (the "Shareholders") to consider proposals which would (1) authorize Independence Capital Management, Inc. ("ICMI"), subject to the supervision and approval of the Board of Directors, to hire, terminate or replace investment sub-advisers to each of the Company's funds (each, a "Fund" and collectively, the "Funds") without Shareholder approval; (2) approve a new investment advisory agreement between the Company and ICMI, with respect to each Fund; and (3) approve a new investment sub-advisory agreement between ICMI and OpCap Advisors ("OpCap") with respect to the Value Equity and Small Capitalization Funds.

         In Proposal 1, Shareholders are being asked to approve a "manager of managers" structure for the Company in anticipation of an exemptive order (the "Order") expected to be granted to the Company and ICMI by the Securities and Exchange Commission (the "SEC"). If granted, the Order would permit ICMI, subject to Board approval, to hire, terminate or replace sub-advisers without Shareholder approval.

         In Proposal 2, Shareholders are being asked to consider a new investment advisory agreement between the Company and ICMI (the "New Advisory Agreement"). The New Advisory Agreement is being proposed primarily for the purpose of changing the investment advisory fees paid by the Company to ICMI with respect to certain Funds. These changes in advisory fees are being proposed so that the Funds' advisory fees better reflect the costs of managing the Funds and properly compensate ICMI for services rendered. The new fees will also enable ICMI, with respect to certain of the Funds, to pay increased fees to sub-advisers for services when necessary and appropriate. The Company's management believes that if these new fees are approved by Shareholders they will more closely track the industry averages for variable product mutual funds in each Fund's respective peer group.

         In Proposal 3, Shareholders of the Value Equity and Small Capitalization Funds are also being asked to consider a new investment sub-advisory agreement between ICMI and OpCap with respect to each Fund. On October 31, 1999, PIMCO Advisors, the indirect parent of OpCap, entered into an Implementation and Merger Agreement with Allianz of America Inc. ("Allianz of America"), pursuant to which Allianz of America would acquire PIMCO Advisors Holding L.P. ("PAH") through a merger of a subsidiary of Allianz of America with and into PAH (the "Merger"). If the transactions take place as planned, it will result in a change of control of OpCap, the sub-adviser for Value Equity and Small Capitalization Funds and a change in control of OpCap Advisors will be deemed an assignment and, therefore, a termination of the current sub-advisory agreement between ICMI and OpCap (the "Current Sub-Advisory Agreement").

         Proposals 1 and 2 must be acted upon by all Shareholders of each Fund, voting separately. Proposal 3 must be acted upon by the Shareholders of the Value Equity and Small Capitalization Funds, voting separately.

         The summary voting table below sets forth the action required by Shareholders of the Company:

               Proposal                                                               Fund

No. 1          To approve a "manager of managers" structure.                          All Funds, voting separately

No. 2          To approve a new investment advisory agreement between the Company     All Funds, voting separately
               and ICMI.

No. 3          To approve a new sub-advisory agreement between ICMI and OpCap with    Value Equity and
               respect to the Value Equity and Small Capitalization Funds.            Small Capitalization Funds,
                                                                                      voting separately


FOR THOSE SHAREHOLDERS WHO WISH TO VOTE FOR OR AGAINST ALL OF THE PROPOSALS TO WHICH HIS OR HER SHARES RELATE, THE ACCOMPANYING VOTING INSTRUCTION FORM MAY BE COMPLETED BY CHECKING A SINGLE BOX. HOWEVER, THE VOTING INSTRUCTION FORM ALSO SETS FORTH EACH APPLICABLE PROPOSAL, WHICH CAN BE VOTED ON SEPARATELY.

         The Company will furnish, without charge, a copy of its most recent Annual Report to Shareholders upon request. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by calling 1-800-523-0650.

         Each share is entitled to one vote on each matter to which such shares are to be voted at the Meeting. Shares of the Company are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of one or more of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account I, II, and III, Penn Mutual Variable Life Account I, and PIA Variable Annuity Account I. The Funds are held as investment vehicles for variable annuity contracts and variable life insurance policies.

         The record date for determining Shareholders entitled to vote at the Meeting is January 31, 2000. The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund of the Company as of the close of business on January 31, 2000.

Fund                             Net Assets                 Shares Outstanding
----                             ----------                 ------------------
Growth Equity                   $212,385,418                     7,992,529

Value Equity                    $267,365,616                    14,837,159

Small Capitalization            $ 43,843,775                     3,564,534

Emerging Growth                 $198,428,251                     4,753,911

Flexibly Managed                $458,020,071                    27,182,200

International Equity            $206,262,815                     9,159,094

Fund                             Net Assets                   Shares Outstanding
----                             ----------                   ------------------

Quality Bond                    $54,413,261                       5,518,586

High Yield Bond                 $68,314,047                       7,915,880

Money Market                    $80,199,096                      80,199,096

         With respect to each Fund, a "vote of the majority of the outstanding voting securities" is required, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

         Shareholders of each Fund of the Company are entitled to vote separately for Proposals 1 and 2. Shareholders of Value Equity and Small Capitalization Funds are entitled to vote for Proposal 3. A Proposal shall be approved with respect to a Fund if approved by the Shareholders of that Fund, regardless of whether the Shareholders of any other Fund approve the Proposal.

          Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

         Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, any shares held by Penn Mutual or Penn Insurance in their general accounts also will be voted for or against a proposal in the same proportion as shares for which voting instructions have been received.

         In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Meeting to permit further solicitation of instructions.

         Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.


PROPOSAL 1 :   To approve a proposal which would authorize ICMI, subject to the supervision and approval of the Board of Directors, to hire, terminate or replace investment sub-advisers for each Fund without Shareholder approval.

         This Proposal would permit ICMI, subject to the supervision and approval of the Board of Directors, to replace or appoint investment sub-advisers for each Fund without obtaining approval of the relevant Fund's Shareholders. This proposal is being submitted to the Shareholders of each Fund for approval as required by the terms of an exemptive application filed with the SEC and will not become effective with respect to any particular Fund unless and until (1) the SEC has granted the relief requested in the exemptive application; and (2) this proposal has been approved by a majority vote of such Fund's Shareholders.

         Currently, ICMI makes the day-to-day investment decisions for the Growth Equity, Quality Bond and Money Market Funds. ICMI employs sub-advisers for the Value Equity, Small Capitalization, Emerging Growth, Flexibly Managed, International Equity and High Yield Bond Funds ("Sub-Advised Funds"). Under the supervision of ICMI and the general oversight of the Board, the sub-advisers are responsible for the day-to-day management of the Sub-Advised Funds.

         It is currently anticipated that the Growth Equity, Quality Bond and Money Market Funds will remain directly managed by ICMI. However, ICMI may in the future employ sub-advisers to manage the assets of those Funds. Approval of the Proposal would permit ICMI, subject to the approval of the Board, to appoint initial sub-advisers.

         With respect to each Sub-Advised Fund, ICMI is responsible for analyzing economic and market trends; formulating and continuing assessment of investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with the Funds' investment objectives, policies and limits, as well as with laws and regulations applicable to the Fund; evaluation of the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluation of potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board of Directors and shareholders on the foregoing. The sub-advisers in turn are responsible for continuously administering the particular Fund's investment program with respect to the Fund's assets.

         It is anticipated that implementation of this Proposal will enable the Company to achieve a higher degree of management efficiency and will reduce the need for costly Shareholder meetings in the future. If Shareholders approve this Proposal, and an SEC order is obtained, the Board would be able, upon the recommendation of ICMI, to replace an investment sub-adviser, to appoint initial sub-advisers and/or additional sub-advisers to the Funds, and to utilize investment sub-advisory agreements for the Funds with terms that are different from those currently used by the Company.

SEC Exemptive Relief

         Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of investment sub-advisers to any Fund of the Company for which ICMI acts or in the future will act as an investment adviser. The SEC has previously granted exemptions from the shareholder approval requirements under certain circumstances for open-end investment companies with investment sub-advisers, and therefore, the Company has applied for such an order. If the SEC approves the Company's application and Shareholders approve this Proposal, the Board would, without Shareholder approval, be able to appoint initial, additional or replacement sub-advisers without having to unnecessarily seek Shareholder approval. The Board would not, however, be able to replace ICMI without receiving Shareholder approval, as required by the 1940 Act and applicable regulations governing investment company advisory contracts. There can be no assurance that the Order will be granted.

         The SEC has in the past required open-end investment companies seeking relief similar to that sought by the Company to agree to the following conditions: (1) before a fund may rely on the SEC exemptive order, the operations of the fund, under a "manager of managers" structure will be approved by the fund's shareholders, and in the case of a new fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition (2) below, the operation of the fund under a "manager of managers" structure will be approved by the sole shareholder before offering shares of the fund to the public; (2) the prospectus of each "manager of managers" fund must disclose the existence, substance and effect of the SEC order, as well as a prominent disclosure in the fund's prospectus that the investment manager has ultimate responsibility for the investment performance of the "manager of managers" fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, and, in addition, each "manager of managers" fund must hold itself out to the public as employing the "manager of managers" structure; (3) within 90 days of the hiring of a new investment sub-adviser for the fund or the implementation of any proposed change in a sub-advisory agreement, the investment adviser will provide shareholders with information meeting proxy regulation requirements; (4) the investment adviser will not enter into an investment sub-advisory agreement with any affiliated investment sub-adviser (as defined in Section 2(a)(3) of the 1940 Act) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the fund; (5) at all times, at least a majority of the fund's board of directors will not be "interested persons," within the meaning of Section 2(a)(19) of the 1940 Act, and the nomination of new or additional independent directors will be placed within the discretion of the then existing independent directors; (6) when an investment sub-adviser change is proposed for a fund with an affiliated adviser, the fund's directors, including a majority of the independent directors, are required to make a separate finding, reflected in the board minutes, that such change is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which the investment adviser or affiliated sub-adviser derives an inappropriate advantage; and (7) the investment adviser will provide general investment services to the fund and subject to board and independent director review and approval, will (i) set each sub-advisers overall investment strategies, (ii) recommend sub-advisers, (iii) allocate and, when appropriate, reallocate a fund's assets among sub-advisers, (iv) monitor and evaluate sub-adviser performance, and (v) oversee sub-adviser compliance with the fund's investment objectives, policies and restrictions; and (8) no director or officer of the fund or the investment adviser will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in an investment sub-adviser except for (i) ownership of interests in the investment adviser or any entity that controls, is controlled by or is under common control with the investment adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either an investment sub-adviser or an entity that controls, is controlled by or is under common control with an investment sub-adviser.

         If the SEC changes these conditions for granting the relief as requested by the Company or the Order is granted with materially different conditions, the Company will take appropriate action, which could include soliciting Shareholders for reapproval of this Proposal in light of the new conditions.

Evaluation and Recommendation

         This Proposal is intended to facilitate the efficient operation of those Funds with investment sub-advisers, afford the Company increased management flexibility and allow the investment adviser to perform to the fullest extent the principal functions the Company is paying it to perform with respect to investment sub-advisers -- that is continuously monitoring the performance of the sub-advisers and, from time to time, recommending that the Board replace sub-advisers or appoint additional sub-advisers, depending on the investment adviser's assessment of a sub-adviser's performance and the probability of such investment sub-adviser achieving a Fund's investment objectives. While there is no way of knowing exactly how often the investment adviser may recommend, and the Board approve, the termination and replacement of a particular sub-adviser or the selection of an additional sub-adviser, each of which would typically require a Shareholder meeting, experience has shown that the use of sub-advisers results in more frequent Shareholder meetings than would otherwise be the case. Because Shareholder meetings result in substantial costs, the Board believes that approval of this Proposal would benefit Shareholders.

         In reaching this conclusion, the Directors weighed the costs of Shareholder meetings against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. To this end, the Directors considered that, even in the absence of Shareholder approval, any proposal to add or replace an investment sub-adviser would receive careful review. First, the investment adviser would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would review the relevant universe of available investment managers. Second, any recommendations made by the investment adviser would have to be approved by a majority of the Board, including a majority of the Company's independent directors. Finally, any selections of additional or replacement investment sub-advisers would have to comply with conditions contained in the Order, if it is granted.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND OF THE COMPANY VOTE FOR THE APPROVAL OF PROPOSAL 1.


PROPOSAL 2:    To approve a new investment advisory agreement between the
               Company and ICMI.

         The Board of Directors is asking the Shareholders of each Fund to approve the New Advisory Agreement between the Company and ICMI relating to each of the Funds (attached hereto as Exhibit A to the Proxy Statement). The New Advisory Agreement, if approved by Shareholders, will replace the Funds' current investment advisory agreements. At a meeting held on February 10, 2000, a majority of Directors of the Company, including a majority of Directors who are not (i) parties to the New Advisory Agreement, or (ii) interested persons of any such party, approved the New Advisory Agreement.

         The Board of Directors is recommending the approval of the New Advisory Agreement primarily for the purpose of changing the advisory fee rates charged by ICMI for managing certain of the Funds. The changes in advisory fees are being proposed so that the Funds' advisory fees better reflect the costs of managing the Funds and properly compensate the investment adviser for services rendered to the Funds. In the case of the Quality Bond and Money Market Funds, the fees will decrease in recognition of lower costs involved in managing these Funds. In the case of the Value Equity, International Equity, Growth Equity and Small Capitalization Funds, the fees will increase. The proposed new fees recognize, among other things, the additional responsibilities ICMI will assume in acting as "manager of managers" and increased fees ICMI will pay to certain sub-advisers to obtain quality investment management services. Management believes that the proposed fees will more closely track the industry averages for variable product mutual funds in each Fund's respective peer group.

The Advisory Agreements

         The Current Advisory Agreements

         The Funds are currently managed pursuant to three separate investment advisory agreements between the Company and ICMI (collectively, the "Current Advisory Agreements"). The investment advisory agreement between the Company and ICMI, relating to the Growth Equity, Quality Bond and Money Market Funds, dated as of November 1, 1992, was approved by the shareholders at a Meeting of Shareholders held on October 15, 1992 and was last approved by the Board of Directors on February 17, 1999.

         The investment advisory agreement between the Company and ICMI relating to the Emerging Growth Fund, dated as of April 15, 1997, was approved by the sole shareholder of the Fund on May 1, 1997 and was last approved by the Board of Directors on February 17, 1999.

         The investment advisory agreement between the Company and ICMI, relating to the Value Equity, Small Capitalization, Flexibly Managed, International Equity and High Yield Bond Funds, dated as of May 1, 1998, was initially approved by the Board of Directors on February 9, 1998 and was approved by the shareholders of each Fund at a Meeting of Shareholders held on April 16, 1998.

         The Current Advisory Agreements provide that ICMI, in return for its fee, will serve as investment adviser and supervise and direct the investments of the Funds in accordance with the investment objectives, program and restrictions applicable to each Fund as provided by the Fund's Prospectus and Statement of Additional Information. In providing these investment advisory services, ICMI will obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as necessary or useful in discharge of its obligations and will formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, ICMI is authorized to buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds and other securities and place orders and negotiate the commissions for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as ICMI may select. The Current Advisory Agreements also provide that ICMI will furnish or provide and pay the cost of such office space, office equipment, office personnel and office services. Under the Current Advisory Agreements, ICMI is authorized to employ, retain or otherwise avail itself of a sub-adviser or sub-advisers to assist it in performing its duties and meeting its responsibilities and/or services or facilities of other persons or organizations for the purpose of providing itself with such statistical and other factual information, such as information regarding economic factors and trends.

         Under the Current Advisory Agreements , ICMI receives a fee from the Company on a monthly basis, based on an average daily net assets of each Fund, at the following annual rates: Value Equity Fund - 0.50%; Small Capitalization Fund - 0.50%; Flexibly Managed Fund - 0.50%; International Equity Fund - 0.75%; High Yield Bond Fund - 0.50%; Growth Equity Fund - 0.50%; Quality Bond Fund - 0.45% and Money Market Fund - 0.40%. The fees paid to ICMI for managing Growth Equity, Quality Bond and Money Market Funds are reduced by 0.05% if any of those Funds assets exceed $100 million. For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

         The Current Advisory Agreements provide for expense limitations. In the event the operating expenses of a Fund, including all investment advisory, accounting, administrative and corporate services fees, for any fiscal year ending on a date on which the agreement is in effect exceed the expense limitations applicable to the Fund, such expense amount shall be the liability of ICMI to the Fund. Excluded from such expenses are the amounts of any interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principals, and extraordinary expenses. Such reduction, if any, will be computed and accrued daily, will be settled on a monthly basis and will be based upon the expense limitation applicable to the Fund. If, at the end of each month, there is no liability of ICMI to pay the Fund such excess amount, and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by

ICMI and shall be payable by the Fund to ICMI along with the advisory fee payable to ICMI for that month.

         The services of ICMI are not to be deemed exclusive, and ICMI is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Current Advisory Agreements provide that ICMI will permit officers or employees of ICMI to serve as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Company, at ICMI's expense and without cost to the Company.

         Following the expiration of its initial two-year term, the Current Advisory Agreements continue in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The Current Advisory Agreements may be terminated, without the payment of any penalty, by the Company or ICMI, upon 60 days' prior notice in writing from the Company to ICMI or upon 90 days' prior notice in writing from ICMI to the Company, provided that such action has been authorized by resolution of a majority of its Directors who are not interested persons of any party to these Agreements, or by vote of a majority of the outstanding voting securities of each Fund of the Company.

         Under the Current Advisory Agreements, ICMI is not liable for any act or omission which does not constitute negligence or willful misfeasance on the part of ICMI or its affiliates, agents or contractors, or constitutes a failure by ICMI or any affiliate to comply with any term of these Agreements.

         The New Advisory Agreement.

         At a meeting held on February 10, 2000, the Board of Directors approved a New Advisory Agreement between ICMI and the Company with respect to each Fund. The New Advisory Agreement is substantially identical to the Current Advisory Agreements, except for the dates of execution and initial term, changes in certain of the fees paid by the Company to ICMI and a new expense limitation for the Small Capitalization Fund.

         Under the New Advisory Agreement, ICMI will receive a fee from the Company, on a monthly basis, based on an average daily net assets of each Fund, at the following annual rates: Value Equity Fund - 0.60%; Small Capitalization Fund - 0.85%; Flexibly Managed Fund - 0.60%; International Equity Fund - 0.85%; High Yield Bond Fund - 0.50%; Growth Equity Fund - 0.65%; Quality Bond Fund - 0.35% and Money Market Fund - 0.20%. The fees paid to ICMI for managing Growth Equity, Quality Bond and Money Market Funds are reduced by 0.05% if any of those Funds' assets exceed $100 million. For providing investment advisory and management services to the Emerging Growth Fund, the Company will pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

         The following table sets forth the contractual fees (as a percentage of average daily net assets) currently paid under the Current Advisory Agreement and the fees proposed under the New Advisory Agreement and the percentage of change between the two Agreements.

-------------------------------------------------------------------------------------------------------------------
                                    Fee as a % of Average Daily Net Assets
-------------------------------------------------------------------------------------------------------------------
Fund                                     Current                         New                     Change
----                                     -------                         ---                     ------
-------------------------------------------------------------------------------------------------------------------
Money Market                  0.40% for the first           0.20% for the first                  -0.20%
                              $100,000,000; 0.35% of the    $100,000,000; 0.15% of the
                              assets in excess of           assets in excess of
                              $100,000,000                  $100,000,000
-------------------------------------------------------------------------------------------------------------------
Quality Bond                  0.45% for the first           0.35% for the first                  -0.10%
                              $100,000,000; 0.40% of the    $100,000,000; 0.30% of the
                              assets in excess of           assets in excess of
                              $100,000,000                  $100,000,000
-------------------------------------------------------------------------------------------------------------------
High Yield Bond                           0.50%                         0.50%                  No Change
-------------------------------------------------------------------------------------------------------------------
Emerging Growth               0.80% of first $25,000,000    0.80% of first $25,000,000         No Change
                              0.75% of the next             0.75% of the next
                              $25,000,000                   $25,000,000
                              0.70% of the assets in excess 0.70% of the assets in excess
                              of $50,000,000                of $50,000,000
-------------------------------------------------------------------------------------------------------------------
Value Equity                              0.50%                         0.60%                    +0.10%
-------------------------------------------------------------------------------------------------------------------
International Equity                      0.75%                         0.85%                    +0.10%
-------------------------------------------------------------------------------------------------------------------
Flexibly Managed                          0.50%                         0.60%                    +0.10%
-------------------------------------------------------------------------------------------------------------------
Growth Equity                 0.50% for  the first          0.65% for the first                  +0.15%
                              $100,000,000; 0.45% of the    $100,000,000; 0.60% of the
                              assets in excess of           assets in excess of
                              $100,000,000                  $100,000,000
-------------------------------------------------------------------------------------------------------------------
Small Capitalization                      0.50%                         0.85%                    +0.35%
-------------------------------------------------------------------------------------------------------------------


         The expense limitation for the Funds, with the exception of the Small Capitalization Fund, will remain the same. The Small Capitalization Fund's expense limitation will increase from 1.00% to 1.15%. The new expense limitation takes into account the complexity of monitoring and managing the Fund and the fee that will be paid to the sub-adviser to obtain its management activities.

Independence Capital Management, Inc.

         ICMI is a wholly-owned subsidiary of Penn Mutual, a mutual life insurance company that has been in the insurance and investment business since the late 1800s. As of December 31, 1999, Penn Mutual and its subsidiaries had assets under management of over $10.5 billion. ICMI was organized in June 1989 and serves as investment adviser to all of the Funds. In addition, ICMI serves as investment adviser to corporate and pension fund accounts. As of December 31, 1999, ICMI had under management approximately $ 1.9 billion, including assets of the Company and the assets of ICMI's other clients. The principal address of ICMI and Penn Mutual is 600 Dresher Road, Horsham, Pennsylvania 19044.

         Listed below are the names of the directors and principal executive officers of ICMI.

              Name                                 Address                             Principal Occupation
              ----                                 -------                             --------------------

Peter M. Sherman                   600 Dresher Road                         Executive Vice President (since December
President, Chief Executive         Horsham, Pennsylvania 19044              1998), Chief Investment Officer (since May
Officer and Director                                                        1996), The Penn Mutual Life Insurance
                                                                            Company.

              Name                                 Address                             Principal Occupation
              ----                                 -------                             --------------------

Robert E. Chappell                 600 Dresher Road                         Director; Chairman and Chief Executive
Director                           Horsham, Pennsylvania 19044              Officer, The Penn Mutual Life Insurance
                                                                            Company

Richardson T. Merriman             Five Radnor Corporate Center             Director and Senior Vice President;
Director                           Suite 452                                President, Chief Executive Officer and Chief
                                   100 Matsonford Road                      Investment Officer, The Pennsylvania Trust
                                   Radnor, Pennsylvania 19087               Company


         For the fiscal year ended December 31, 1999, the Company paid ICMI an aggregate fee of $8,143,417 for advisory services.

Comparison of Fees Paid Under the Agreements

         The following table compares the fee paid to ICMI by each Fund of the Company under the Current Advisory Agreements for the fiscal year ended December 31, 1999 and the fee ICMI would have received if the New Advisory Agreement had been in effect for the same period.

                                                                     Fee due to ICMI, if
                                                                     the proposed fee had         Difference between
                                      Actual Fee Paid to ICMI       been in effect for the      the actual fee and the
                                     for the fiscal year ended        fiscal year ended                 proposed fee
Fund                                     December 31, 1999            December 31, 1999                (as a %)
----                                    ------------------            -----------------               ---------

Money Market                                 $ 263,557                    $  131,779                    -50.0%

Quality Bond                                 $ 251,361                    $  195,503                    -22.2%

High Yield Bond                              $ 355,521                    $  355,521                     0.00%

Emerging Growth                              $ 623,468                    $  623,468                     0.00%

Value Equity                                $1,591,815                    $1,910,178                     20.0%

International Equity                        $1,234,994                    $1,399,660                     13.3%

Flexibly Managed                            $2,531,597                    $3,037,916                     20.0%

Growth Equity                               $1,076,233                    $1,419,712                     31.9%

Evaluation and Recommendation

         To assist the Directors in their consideration of the New Advisory Agreement at the Board meeting held on February 10, 2000, ICMI presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Company. The Directors took into account among other things (1) the nature and quality of the advisory services rendered and the results achieved by ICMI in advising the Funds of the Company, giving due consideration to the likely impact of the proposed fee on relative performance;
(2) the ability of ICMI to perform the services required under the New Advisory Agreement; (3) the relationship of the proposed advisory fee schedule to the fee schedules of comparable investment companies, the impact of the proposed increase in advisory fees on the Company's expense ratio and the relationship of the Company's pro forma expense ratio to the expense ratios of comparable investment companies; (4) the costs borne by ICMI in providing investment advisory services to the Company; (5) the professional personnel who would perform services for the Company, including education and experience; (6) economies of scale that ICMI might experience as a result of growth in the Company's assets would be shared with the Company; (7) research services received in return for allocation of brokerage; and (8) the philosophy and general approach of the investment adviser.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND OF THE COMPANY VOTE FOR APPROVAL OF PROPOSAL 2.


PROPOSAL 3:    To approve new sub-advisory agreement between ICMI and OpCap with respect to the Value Equity and Small Capitalization Funds.

Information Concerning the Sub-Adviser

         OpCap serves as the sub-adviser to the Value Equity and Small Capitalization Funds pursuant to a sub-advisory agreement with ICMI dated May 1, 1998. OpCap, a general partnership, is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $52 billion in assets under management on December 31, 1999. PIMCO Advisors owns a one-third managing general partner interest in Oppenheimer Capital and 1.0% general partner interest in OpCap. The principal business address of OpCap and Oppenheimer Capital is 1345 Avenue of the Americas, 50th Floor, New York, New York 10105. The principal business address for PIMCO Advisors is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

         Listed below is the name, address and principal occupation of the principal executive officer of OpCap:


Name and Address                       Principal Occupation
----------------                       --------------------
Kenneth Poovey                         Chief Executive Officer, OpCap; and Chief
1345 Avenue of the Americas            Operating Officer, PIMCO Advisors
50th Floor
New York, NY  10105

         For the fiscal year ended December 31, 1999, ICMI paid OpCap an aggregate fee of $1,234,012 for sub-advisory services provided to the Value Equity and Small Capitalization Funds. For such fiscal year, the Company paid ICMI an aggregate fee of $1,806,686 for advisory services with regard to the Value Equity and Small Capitalization Funds.

         Currently, OpCap provides investment advisory services to other funds with investment objectives similar to the Value Equity and Small Capitalization Funds. The name, net assets and contractual advisory fees for these funds are listed on Annex A.

Information Concerning the Adviser

         ICMI, located at 600 Dresher Road, Horsham, PA 19044, serves as investment adviser to the Value Equity and Small Capitalization Funds. ICMI is a wholly-owned subsidiary of Penn Mutual. The Fund's investment advisory agreement with ICMI is unaffected by the Merger.

The Allianz Merger

         On October 31, 1999, PIMCO Advisors, PAH and PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, and Allianz of America and certain other parties named therein entered into an

Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

         The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited and partnership and general partner units in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if the aggregate annualized investment advisory and sub-advisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the Merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America. As a result of the transactions contemplated by the Merger Agreement, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors. The Merger is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Merger will be completed.

         Following the Merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors (the "PA Units"), bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life Insurance Company ("Pacific Life"). Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will maintain an indirect interest in PIMCO Advisors following the closing.

         In connection with the closing, Allianz of America will enter into a put/call arrangement for the eventual disposition of Pacific Life's indirect investment in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change of control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

         As a result of the Merger, OpCap will be controlled by Allianz of America. This change of control of OpCap will be deemed an assignment and therefore a termination of the Current Sub-Advisory Agreement between ICMI and OpCap. Therefore, in connection with the Merger and as required by the 1940 Act, Shareholders of each Fund are being asked to approve a new investment sub-advisory agreement between the Funds and OpCap which is substantially identical to the Current Sub-Advisory Agreement (the "New Sub-Advisory Agreement"). If the Merger is not completed for any reason, the Current Sub-Advisory Agreement will remain in effect.

Post-Merger Operations

         After the Merger, Allianz of America will control PIMCO Advisors through its managing member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the Merger. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners.

         Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

         Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG ("Allianz") that coordinates global Allianz asset management activities. PIMCO Advisors and its subsidiaries, including OpCap, are currently expected to continue to operate in the United States under their existing names. Allianz has advised Oppenheimer Capital and OpCap Advisors that it does not presently intend for the Merger to affect the future management of Oppenheimer Capital and its subsidiary OpCap. In addition, Allianz has advised Oppenheimer Capital and OpCap that it presently anticipates that the senior portfolio management teams of Oppenheimer Capital and OpCap will continue in their present capacities; that the eligibility of OpCap, under the Investment Advisers Act of 1940, to serve as a sub-adviser should not be affected by the Merger; and that Oppenheimer Capital and OpCap will be able to continue to provide advisory and management services with no material changes in operating conditions. Allianz has also advised Oppenheimer Capital and OpCap that it currently anticipates that the Merger will not affect the ability of OpCap to fulfill its obligations under the New Sub-Advisory Agreement.

Information Concerning Allianz and Its Affiliates

         Allianz, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Merger, PIMCO Advisors and the Alliance group combined will have over $650 billion in assets under management. The address of Allianz is:
Koniginstrasse 28, D-80802, Munich, Germany.

         Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company and DB Alex. Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinworth Benson North America LLC, may be considered as "Affiliated Brokers". Once the Transaction is completed, absent an SEC exemption or other relief, the Value Equity and Small Capitalization Funds would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap does not believe that applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Value Equity and Small Capitalization Funds, the Funds' ability to take advantage of market opportunities, or the Funds overall performance.

The Sub-Advisory Agreements

         In anticipation of the Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Sub-Advisory Agreement or (ii) interested persons of any such party, approved the New Sub-Advisory Agreement between ICMI and OpCap. The form of the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement except for the dates of execution and effectiveness. The holders of the majority of the outstanding voting securities

(within the meaning of the 1940 Act) of the Value Equity and Small Capitalization Funds are being asked to approve the New Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement was approved by the Shareholders of each Fund at a Meeting of Shareholders held on April 16, 1998.

         The Current Sub-Advisory Agreement provides that OpCap, as sub-adviser, shall supervise and direct the investments of the Value Equity and Small Capitalization Funds in accordance with the Funds' investment objectives, including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Funds' portfolio transactions are executed.

         Under the Current Sub-Advisory Agreement, OpCap shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or willful misconduct in the performance of its duties. OpCap shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by OpCap with reasonable care. In addition, the Current Sub-Advisory Agreement provides indemnification to both ICMI and OpCap for losses arising under the agreement under certain conditions.

         The Current Sub-Advisory Agreement requires OpCap to render periodic reports as the Company or ICMI may request and cooperate with the Company's independent public accountants. The Current Sub-Advisory Agreement may be terminated by ICMI, the Company or OpCap upon 60 days' prior notice in writing from ICMI to OpCap, or upon 90 days' prior notice in writing from OpCap to ICMI, provided that in the case of termination by ICMI or the Company, such action shall have been authorized by (1) a majority of the directors who are not interested persons of any party to the agreement; or (2) a vote of the majority of the outstanding voting securities of the Value Equity or Small Capitalization Funds.

         Under the Current Sub-Advisory Agreement, as compensation for services, ICMI pays OpCap a fee, based on the average daily net assets of each Fund as follows: 0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds, 0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds and 0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, and certain other expenses) exceeds 1.00% of the Fund's daily net assets, OpCap is liable to ICMI in an amount up to and including 0.10% of the excess.

         The New Sub-Advisory Agreement

         Subject to Shareholders approval, the Board approved the New Sub-Advisory Agreement on December 15, 1999, the form of which is attached as Exhibit B. The form of the New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the dates of execution and effectiveness.

         The investment advisory fee as a percentage of net assets payable by each Fund will be the same under the New Sub-Advisory Agreement as it was under the Current Sub-Advisory Agreement.

         In evaluating the New Sub-Advisory Agreement, the Board took into account that the Fund's Current Sub-Advisory Agreement, including its terms relating to services to be provided thereunder by OpCap and the fees and expenses payable by the Company, is substantially identical, except for the dates of execution and effectiveness.

         The Board considered the terms of the Merger and the possible effects of the Merger upon the ability of OpCap to provide advisory services to the Company. In this regard, the Board considered that (i) OpCap anticipates that the portfolio managers for the Funds will remain the same after the Merger; and
(ii) OpCap anticipates that it will continue to provide advisory services to the Funds with no material changes in operating conditions due to the Merger.

         After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the New Sub-Advisory Agreement; and (ii) voted to recommend the approval of the New Sub-Advisory Agreement to Shareholders of the Value Equity and Small Capitalization Funds.

         In the event that the Shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems in the interest of the Fund and their Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Sub-Advisory Agreement. If the Merger is not consummated, OpCap would continue to serve as investment sub-adviser to the Value Equity and Small Capitalization Funds pursuant to the terms in the Current Sub-Advisory Agreement.

         As discussed above, Shareholders are being asked to approve the New Sub-Advisory Agreement due to an assignment and termination of the Current Sub-Advisory Agreement resulting from the Merger. However, if the "manager of managers" structure in Proposal 1 is approved by the SEC and by Shareholders, ICMI may, subject to oversight and approval of the Board of Directors, replace OpCap Advisors as investment sub-adviser to the Value Equity and Small Capitalization Funds. It is currently anticipated that the Company's management will recommend to the Board that Putnam Investment Management, Inc. replace OpCap Advisors as sub-adviser to the Value Equity Fund and that Royce & Associates, Inc. replace OpCap Advisors as sub-adviser to the Small Capitalization Fund, effective May 1, 2000. With a new investment sub-adviser, the Value Equity and Small Capitalization Funds would continue to have the same investment objective and Company management expects that the new sub-advisers would continue to use similar investment policies and strategies in managing these Funds.

         Shareholders of the Value Equity and Small Capitalization Funds are entitled to vote separately on Proposal 3. The Proposal shall be approved with respect to a Fund, regardless of whether the Shareholders of the other Fund approve the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE SMALL CAPITALIZATION AND VALUE EQUITY FUNDS OF THE COMPANY VOTE FOR APPROVAL OF PROPOSAL 3.

                             ADDITIONAL INFORMATION

                      Directors and Officers of the Company

Information is set forth below about the Company's current Directors and principal executive officers, including their names, positions with the Company, and principal occupations or employment for the last five years. No Director or officer owns shares of the Company.

                                            Position with                        Principal Occupation
           Name and Address                   Penn Series                       During Past Five Years
           ----------------                   -----------                       ----------------------
Eugene Bay                                     Director         Senior Pastor, Bryn Mawr Presbyterian Church, Bryn
121 Fishers Road                                                Mawr, PA.
Bryn Mawr, PA  19010

James S. Greene                                Director         Retired; Vice President and Director, International Raw
P.O. Box 3761                                                   Materials, Inc., Philadelphia, PA (commodities trading),
Vero Beach, FL  32964-3761                                      prior to September 1990.

Robert E. Chappell*                            Director         Chairman of the Board and Chief Executive Officer
600 Dresher Road                                                (since December 1996), President and Chief Executive
Horsham, PA  19044                                              Officer (April 1995 - December 1996), President and
                                                                Chief Operating Officer, prior thereto The Penn Mutual
                                                                Life Insurance Company.

William H. Loesche, Jr.                        Director         Retired; Adviser (since April 1988), Director (prior
100 Grays Lane                                                  thereto), Keystone Insurance Company and Keystone
Apt. 101                                                        Automobile Club, Philadelphia, PA.
Haverford, PA  19014

Larry L. Mast*                                 Director         Executive Vice President, The Penn Mutual Life
The Penn Mutual Life                                            Insurance Company May 1997 to present.  Formerly
Insurance Company                                               Senior Vice President, Lafayette Life Insurance
600 Dresher Road                                                Company September 1994 to May 1997; prior thereto
Horsham, PA  19044                                              Vice President, Security Benefit Insurance Company
                                                                May 1993 to September 1994; Vice President, Home
                                                                Life Insurance Company July 1990 to May 1993;
                                                                Agency Manager, The Equitable Life Insurance
                                                                Company August 1978 to July 1990.

Daniel J. Toran*                               Director         President and Chief Operating Officer, (January 1997 to
The Penn Mutual Life                                            present), Executive Vice President, Sales and Marketing
Insurance Company                                               (May 1996 to January 1997), The Penn Mutual Life
600 Dresher Road                                                Insurance Company; Executive Vice President, The New
Horsham, PA  19044                                              England Mutual Life Insurance Company, (prior
                                                                thereto).

M. Donald Wright                               Director         President, M. Donald Wright Professional Corporation,
100 Chetwynd Drive                                              Bryn Mawr, PA (financial planning and consulting);
Rosemont, PA  19010                                             Director, Graduate School of Financial Services, The
                                                                American College, since April 1991.

Peter M. Sherman                              President         Chairman and President of Independence Capital
600 Dresher Road                                                Management, Inc; Executive Vice President and Chief
Horsham, PA  19044                                              Investment Officer since 1998, Senior Vice President and
                                                                Chief Investment Officer (from 1996-1998) and Vice President of Fixed Income Investments (from 1995 to 1996) of The
                                                                Penn Mutual Life Insurance Company.

                                            Position with                        Principal Occupation
           Name and Address                   Penn Series                       During Past Five Years
           ----------------                   -----------                       ----------------------
Richard F. Plush                            Vice President      Assistant Vice President and Senior Actuary, The Penn
600 Dresher Road                                                Mutual Life Insurance Company (1973 to present).
Horsham, PA  19044

C. Ronald Rubley                              Secretary         Attorney, Morgan, Lewis & Bockius LLP, Philadelphia,
1701 Market Street                                              PA, since January 1996; Associate General Counsel, The
Philadelphia, PA  19103                                         Penn Mutual Life Insurance Company, prior thereto.

Steven M. Herzberg                            Treasurer         Assistant Vice President and Treasurer, The Penn Mutual
600 Dresher Road                                                Life Insurance Company (December 1997 to present);
Horsham, PA  19044                                              Director of Financial Planning and Treasurer (November
                                                                1995 to December 1997); Director, Cost and Budget
                                                                (November 1991 to November 1995); Director, Benefits
                                                                Administration, prior thereto.

Ann M. Strootman                              Controller        Vice President and Controller (since January 1996),
600 Dresher Road                                                Assistant Vice President, Financial and Management
Horsham, PA  19044                                              Accounting (since 1994), Director of Financial
                                                                Accounting (prior thereto), The Penn Mutual Life
                                                                Insurance Company.

-------------------
* Messrs. Chappell, Mast and Toran are "interested persons" of the Company under the 1940 Act by virtue of their relationship with Penn Mutual.


Principal Holders of Securities

         On January 31, 2000 the outstanding shares of the Funds were owned by Penn Mutual and PIA as follows:

                                                                                                  High
                     Growth       Value     Emerging    Flexibly    International    Quality      Yield         Small         Money
                     Equity      Equity      Growth     Managed        Equity         Bond        Bond     Capitalization     Market
                      Fund        Fund        Fund        Fund          Fund          Fund        Fund         Fund           Fund
                      ----        ----        ----        ----          ----          ----        ----         ----           ----
Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in Separate
Accounts Pursuant
to Variable
Annuity Contracts     81.0%      73.1 %       69.3%      71.1%         52.5%          67.9%       69.2%         54.9%          50.1%

Percentage of
Outstanding
Shares Owned by
PIA and Held in a
Separate Account
Pursuant to
Variable Annuity
Contracts             8.7%       13.5%        14.6%      16.7%         11.5%          17.1%       17.4%         22.0%          19.5%

                                                                                                  High
                     Growth       Value     Emerging    Flexibly    International    Quality      Yield         Small         Money
                     Equity      Equity      Growth     Managed        Equity         Bond        Bond     Capitalization     Market
                      Fund        Fund        Fund        Fund          Fund          Fund        Fund         Fund           Fund
                      ----        ----        ----        ----          ----          ----        ----         ----           ----
Percentage of
Outstanding
Shares Owned by
Penn Mutual and
Held in a Separate
Account Pursuant
to Variable Life
Insurance
Contracts             10.3%      13.4%        16.1%      12.2%         36.0%          15.0%       13.4%         23.1%         30.4%




Administrative and Corporate Services Agent

         Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at 600 Dresher Road, Horsham, Pennsylvania 19044. Under an administrative and corporate services agreement, Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services and general administrative services required in the conduct of its investment business. In the fiscal year ended December 31, 1999, Penn Mutual received $2,305,502 for providing administrative and corporate services to the Company.

Expenses

         All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction forms, as well as any necessary supplementary solicitations) will be paid for by the Company, except that the proportionate costs of Proposal 3 will be paid for by Allianz and PIMCO Advisors.

Submission of Shareholder Proposals

         The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.

General

         The Company knows of no business other than that mentioned in the Proposals contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction form to vote instructions in accordance with their best judgment.

         A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                                     FORM OF

                          INVESTMENT ADVISORY AGREEMENT

                                     Between

                             PENN SERIES FUNDS, INC.

                                       and

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.




         INVESTMENT ADVISORY AGREEMENT, made as of May 1, 2000 by and between PENN SERIES FUNDS, INC. ("Penn Series"), a corporation organized and existing under the laws of the State of Maryland, and INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania.

                                   WITNESSETH:

         WHEREAS, Penn Series is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act") and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

         WHEREAS, Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, Penn Series desires Adviser to render investment advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth, and Adviser desires to render such services under such terms and conditions:

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Investment Advisory Services. Adviser shall serve as investment adviser and shall supervise and direct the investments of the investment funds of Penn Series set forth in Schedule A to this Agreement (individually a "Fund" and collectively the "Funds"), in accordance with the investment objectives, program and restrictions applicable to the Fund as provided in Penn Series' Prospectus and Statement of Additional Information, as amended from time to time, and such other limitations as may be imposed by law or as Penn Series may impose with notice in writing to Adviser. No investment will be made by Adviser for a Fund if that investment would be in violation of the objectives, program, restrictions or limitations of the Fund. Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Fund in a manner consistent with the investment objectives of the Fund. In furtherance of this duty, Adviser, as agent and attorney-in-fact with respect to Penn Series, is authorized, in its discretion and without prior consultation with Penn Series, to:

         (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

         (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Adviser may select, in conformance with the provisions of Paragraph 4 herein;

provided, however, that Adviser shall make no investment for a Fund that is in violation of the objectives, program, restrictions or limitations of the Fund.

         2. Accounting and Related Services. Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to each Fund.

         3. Investment Advisory Fees. For the services rendered to Penn Series under this Agreement, Penn Series will pay Adviser fees based on average daily net assets of each Fund at the rates set forth in Schedule B to this Agreement. Each fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. The Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

         4. Expense Limitations. In the event expenses of certain Funds exceed the expense limitation set forth in Schedule C to this Agreement, Adviser agrees to waive its investment advisory fee or remit payments to such Funds in the manner and to the extent set forth in Schedule C.

         5. Brokerage. In executing portfolio transactions and selecting brokers or dealers for a Fund, Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Adviser may take into account the research and related services that the broker has provided to Penn Series or the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Adviser shall regularly advise Penn Series' Board of Directors as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be, given by Penn Series' board.

         6. Use of the Services of Others. Adviser may (at its cost except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of a sub-adviser or sub-advisers to assist it in performing its duties and meeting its responsibilities under this Agreement, and may delegate to such sub-adviser or sub-advisers duties assumed by the Adviser under this Agreement. In addition, Adviser may (at its cost, except as contemplated in Section 5 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing itself or Penn Series, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series, or in the discharge of Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

         7. Personnel, Office Space, and Facilities. Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Adviser, requires in the performance of services under this Agreement.

         8. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Adviser or any affiliate in performance of this Agreement are the property of Adviser and will not become the property of Penn Series.

         9. Certain Personnel. Adviser agrees to permit individuals who are officers or employees of Adviser to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of Penn Series, without remuneration or other cost to Penn Series. Adviser shall pay all salaries, expenses, and fees of officers and/or directors of Penn Series who are affiliated with Adviser.

         10. Reports to Penn Series and Cooperation with Accountants. Adviser, and any affiliated corporation of Adviser performing services for Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series, such information, reports, evaluations, analyses and opinions as Penn Series may, at any time or from time to time, reasonably request or as Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

         11. Reports to Adviser. Penn Series shall furnish or otherwise make available to Adviser such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         12. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under

Section 31(a) of the Act and that are maintained and kept current by Adviser or any affiliated corporation of Adviser, or by any sub-adviser or affiliated corporation of a sub-adviser, on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Adviser or an affiliated corporation, or by any sub-adviser or affiliated corporation, for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted from time to time under the Act. Such records may be inspected by representatives of Penn Series at reasonable times, and, in the event of termination of this Agreement, will be promptly delivered to Penn Series.

         13. Services to Other Clients. Nothing herein contained shall limit the freedom of Adviser or any affiliated person of Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Adviser is not obligated to initiate transactions for a Fund in any security which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for other clients.

         14. Confidential Relationship. Information furnished by one party to another, including a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Penn Series, except after prior notification to and approval in writing by Penn Series, which approval shall not be unreasonably withheld, and may not be withheld where Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Penn Series.

         15. Proxies. Subject to such direction and oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Adviser shall vote proxies solicited by or with respect to the issuers of securities held in the Funds.

         16. Instructions, Opinion of Counsel and Signatures. At any time Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Adviser shall not be liable for any action taken or omitted by it or an affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series.

         17. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Adviser or any affiliate expressly by, or by fair implication of, the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Adviser or any affiliate, Penn Series assumes full responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

         18. Limitation of Liability. Neither Adviser nor any of its affiliates, their officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Adviser), or Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian Transfer Agent, Accounting Services Agent, or other third party with which Company has a contractual arrangement, or of any broker, dealer, underwriter or issuer selected by Adviser with reasonable care.

         19. Obligations of Penn Series and Adviser. It is expressly agreed that the obligations of Penn Series and Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized by the Board of Directors of Penn Series and signed by an authorized officer of Penn Series, acting as such, and shall bind Penn Series.

         20. Indemnification by Penn Series. Penn Series will indemnify and hold Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Adviser resulting from: (i) any action or omitting to act by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series; or (ii) any action by Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon information provided by Penn Series in form and under policies agreed to by Adviser and Penn Series. Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Adviser or its affiliates, agents or contractors, or constituting a failure by Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Adviser shall give Penn Series reasonable opportunity to defend against said claim in its own name or in the name of Adviser.

         21. Indemnification by Adviser. Adviser will indemnify and hold harmless Penn Series from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series resulting from any claim, demand, action or suit arising out of Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Adviser, its affiliates, their agents or contractors. Penn Series shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or its agents or contractors or constituting a failure by Penn Series to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Adviser or any person that is an affiliate of Adviser or an affiliate of an affiliate of Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Penn Series shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Penn Series. For purposes of this Section 21 and of Section 20 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Adviser or any affiliate of Adviser, in effecting or executing any portfolio transaction for a Fund.

         22. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         23. Dual Interests. It is understood that some person or persons may be, or from time to time become, directors, officers, or shareholders of both Penn Series and Adviser (including its affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

         24. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the board of directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to the Fund or any extension, renewal or amendment hereof.

         25. Amendment of Agreement. This Agreement may be amended only by written agreement of Penn Series and the Adviser and only in accordance with the provisions of the Act, the rules and regulations promulgated under the Act and the provisions of any other applicable law or regulation.

         26. Assignment of Agreement. This Agreement shall terminate automatically in the event of its assignment, as required by the Act and rules and regulations promulgated thereunder.

         27. Termination of Agreement. This Agreement may be terminated by Penn Series or by Adviser with respect to any Fund, without the payment of any penalty, upon 60 days' prior notice in writing from Penn Series to Adviser, or upon 90 days' prior notice in writing from Adviser to Penn Series; provided, that in the case of termination by Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund.

         28.      Miscellaneous.

                  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                  B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

                  C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section

                  2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                  D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Penn Series is Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President, and that of Adviser is Independence Capital Management, Inc., 600 Dresher Road, Horsham, PA 19044, Attention: President.

                  E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland except where such state laws have been preempted by Federal law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


                                           PENN SERIES FUNDS, INC.


                                           By:__________________________________
                                                     Peter M. Sherman
                                                     President


                                           INDEPENDENCE CAPITAL MANAGEMENT, INC.


                                           By:__________________________________
                                                     Richardson T. Merriman
                                                     Senior Vice President

                                   Schedule A
                                       to
                          INVESTMENT ADVISORY AGREEMENT
                                     between
                             PENN SERIES FUNDS, INC.
                                       and
                      INDEPENDENCE CAPITAL MANAGEMENT, INC.


                                Penn Series Funds


                                Money Market Fund
                                Quality Bond Fund
                              High Yield Bond Fund
                              Flexibly Managed Fund
                               Growth Equity Fund
                                Value Equity Fund
                              Emerging Growth Fund
                            Small Capitalization Fund
                            International Equity Fund

                                   Schedule B
                                       to
                          INVESTMENT ADVISORY AGREEMENT
                                     between
                             PENN SERIES FUNDS, INC.
                                       and
                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

-----------------------------------------------------------------------------------------------------------------------
                NAME OF FUND                                          INVESTMENT ADVISORY FEES
                                                                (As a Percentage of the Average Daily
                                                                       Net Assets of the Fund)
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund                              0.20% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.15% with respect to average daily net assets of the Fund in excess of $100,000,000.
-----------------------------------------------------------------------------------------------------------------------
Quality Bond Fund                              0.35% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.30% with respect to average daily net assets of the Fund in excess of $100,000,000.
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                                                            0.50%
-----------------------------------------------------------------------------------------------------------------------
Flexibly Managed Fund                                                           0.60%
-----------------------------------------------------------------------------------------------------------------------
Growth Equity Fund                             0.65% with respect to the first $100,000,000 of average daily net assets of the Fund; 0.60% with respect to average daily net assets of the Fund in excess of $100,000,000.
-----------------------------------------------------------------------------------------------------------------------
Value Equity Fund                                                               0.60%
-----------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                           0.80% of the first $25,000,000 of average daily net assets of the Fund; 0.75% of the next $25,000,000 of average daily net assets of the Fund; and 0.70% of average daily net assets of the Fund in excess of $50,000,000.
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization Fund                                                       0.85%
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund                                                       0.85%
-----------------------------------------------------------------------------------------------------------------------

                                   Schedule C
                                       to
                          INVESTMENT ADVISORY AGREEMENT
                                     between
                             PENN SERIES FUNDS, INC.
                                       and
                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

-----------------------------------------------------------------------------------------------------------------------
                       NAME OF FUND                                            EXPENSE LIMITATIONS
                                                                      (As a Percentage of the Average Daily
                                                                              Net Assets of the Fund)
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund(1)                                                                    0.80%
-----------------------------------------------------------------------------------------------------------------------
Quality Bond Fund(1)                                                                    0.90%
-----------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund(2)                                                                 0.90%
-----------------------------------------------------------------------------------------------------------------------
Flexibly Managed Fund(2)                                                                1.00%
-----------------------------------------------------------------------------------------------------------------------
Growth Equity Fund(1)                                                                   1.00%
-----------------------------------------------------------------------------------------------------------------------
Value Equity Fund(3)                                                                    1.00%
-----------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund(2)                                                                 1.15%
-----------------------------------------------------------------------------------------------------------------------
Small Capitalization Fund(1)                                                            1.15%
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund(1)                                                            1.50%
-----------------------------------------------------------------------------------------------------------------------


         (1) With respect to each of the Money Market, Quality Bond, Growth Equity, Value Equity, Small Capitalization and International Equity Funds, to the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including 0.10% of the average daily net assets of the Fund, such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Advisor for that month.


         (2) With respect to each of the Emerging Growth, Flexibly Managed and High Yield Bond Funds, to the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting administrative and corporate service fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund, one-half of such excess amount shall be a liability of Adviser to Penn Series. The liability (if any) of Adviser to pay Penn Series one-half of such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Adviser to pay Penn Series such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Adviser to pay Penn Series such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Adviser and shall be payable by Penn Series to Adviser along with the advisory fee payable to Adviser for that month. If, at the end of the fiscal year, there is any remaining liability of Adviser to pay Penn Series such excess amount (which has not been paid through reduction of the advisory fee), Adviser shall remit to Penn Series an amount sufficient to pay such remaining liability.

                                                                       EXHIBIT B

                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     Between

                      INDEPENDENCE CAPITAL MANAGEMENT, INC.

                                       and

                                 OPCAP ADVISORS

                                   Relating to

                                VALUE EQUITY FUND
                            SMALL CAPITALIZATION FUND


         INVESTMENT SUB-ADVISORY AGREEMENT, made as of March __, 2000 by and between INDEPENDENCE CAPITAL MANAGEMENT, INC. ("Adviser"), a corporation organized and existing under the laws of the State of Pennsylvania, and OPCAP ADVISORS ("Sub-Adviser"), a partnership organized and existing under the laws of the State of Delaware.

                                   WITNESSETH:

         WHEREAS, Penn Series Funds, Inc. ("Penn Series") is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"), and is authorized to issue shares in separate series with each series representing interests in a separate fund of securities and other assets; and

         WHEREAS, Adviser and Sub-Adviser are engaged principally in the business of rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, Adviser is authorized to render investment advisory services to Penn Series and to enter into a sub-advisory agreement with a sub-adviser for the rendering of investment advisory services by the Sub-Adviser to Adviser;

         WHEREAS, Adviser desires Sub-Adviser to render investment sub-advisory services to Penn Series in the manner and on the terms and conditions hereinafter set forth; and Sub-Adviser desires to render such services, in such manner and under such terms;

         NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Investment Sub-Advisory Services. Sub-Adviser shall serve as investment sub-adviser and shall supervise and direct the investments of the Value Equity and Small Capitalization Funds (each a "Fund" and together the "Funds"), and to exercise all rights incidental to ownership in accordance with the investment objectives, program and restrictions applicable to the Funds as provided in Penn Series' Prospectus and Statement of Additional Information ("SAI"), as amended from time to time, and such other limitations as may be imposed by law or as Penn Series or Adviser may impose with notice in writing to Sub-Adviser. To enable Sub-Adviser to fully exercise its discretion, Adviser hereby appoints Sub-Adviser as agent and attorney-in-fact for the Funds with full power and authority to buy, sell and otherwise deal in securities and contracts for the Funds. No investment will be made by Sub-Adviser for a Fund if that investment would violate the investment objectives, investment restrictions or limitations of a Fund set out in the Prospectus and the SAI delivered to the Sub-Adviser and as may be amended and delivered to Sub-Adviser in the future. Sub-Adviser shall not take custody of any assets of Penn Series, but shall issue settlement instructions to the custodian designated by Penn Series (the "Custodian"). Sub-Adviser shall, in its discretion, obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Funds in a manner consistent with the investment objectives of the Funds. In furtherance of this duty, Sub-Adviser, as agent and attorney-in-fact with respect to Adviser and Penn Series, is authorized, in its discretion and without prior consultation with Adviser or Penn Series, to:

         (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

         (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as Sub-Adviser may select, in conformance with the provisions of Paragraph 4 herein; and

         (iii)    take such other actions Sub-Adviser deems to be appropriate;

provided, however, that Sub-Adviser shall make no investment for the Fund that would violate the objectives, investment program, or restrictions or limitations of the Fund.

         2. Accounting and Related Services. Sub-Adviser agrees to cooperate with the Accounting Services Agent appointed by Penn Series pursuant to the Accounting Services Agreement entered into by Penn Series and the Accounting Services Agent. As requested from time to time, Sub-Adviser shall provide Penn Series and its Accounting Services Agent with such information as may be reasonably necessary to properly account for financial transactions with respect to the Fund.

         3.       Fees.

                  A. Payment of Fees. For the services Sub-Adviser renders to Penn Series under this Agreement, Adviser will pay Sub-Adviser fees based on the average daily net assets of each Fund.

                  B. Fee Rates. The fee rates, based on the average daily net assets of each Fund, shall be as follows:

                     0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds;

                     0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds;

                     0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000.

                  C. Method of computation. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to Sub-Adviser as of the first business day of the next succeeding calendar month. The daily fee will be computed by multiplying the fraction of one over the number of calendar days in the year by the annual rate applicable to the Fund as set forth above, and multiplying this product by the net assets of the Fund. A Fund's net assets, for purposes of the calculations described above, will be determined in accordance with Penn Series' Prospectus and Statement of Additional Information as of the close of business on the most recent previous business day on which Penn Series was open for business.

                  D. Expense Limitation. The expense limitation of each Fund, as a percentage of the Fund's average daily net assets, is 1.00%. To the extent that a Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and accounting, administrative and corporate services fees before any adjustment pursuant to this provision) exceed the expense limitation for the Fund in an amount up to and including .10% of the average daily net assets of the Fund, such excess amount shall be a liability of Sub-Adviser to Adviser. The liability (if any) of Sub-Adviser to pay Adviser such excess amount shall be determined on a daily basis. If, at the end of each month, there is any liability of Sub-Adviser to pay Adviser such excess amount, the advisory fee shall be reduced by such liability. If, at the end of each month, there is no liability of Sub-Adviser to pay Adviser such excess amount and if payments of the advisory fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by Sub-Adviser and shall be payable by Adviser to Sub-Adviser along with the advisory fee payable to Sub-Adviser for that month.

         4. Brokerage. In executing portfolio transactions and selecting brokers or dealers for the Fund, Sub-Adviser will use its best efforts to seek the best price and the most favorable execution of its orders. In assessing the best price and the most favorable execution for any transaction, Sub-Adviser shall consider the breadth of the market in the security, the price of the security, the skill, financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any. Where best price and most favorable execution will not be compromised, Sub-Adviser may take into account the research and related services that the broker has provided to Penn Series or the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, or as described from time to time in the Penn Series' Prospectus and Statement of Additional Information. In addition, Sub-Adviser is authorized to take into account the sale of variable contracts which are invested in Penn Series shares in allocating to brokers or dealers purchase and sale orders for portfolio securities, provided that Sub-Adviser believes that the quality of the transaction and commission are comparable to what they would be with other qualified firms. Sub-Adviser shall advise Penn Series' Board of Directors, when requested, as to all payments of commissions and as to its brokerage policies and practices and shall follow such instructions with respect thereto as may be given by Penn Series' board.

         5. Use of the Services of Others. Sub-Adviser may (at its cost except as contemplated by Section 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Penn Series, Adviser or itself, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as Sub-Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Penn Series and Adviser, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts which it serves as investment adviser.

         6. Personnel, Office Space, and Facilities. Sub-Adviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as it, or any affiliated corporation of Sub-Adviser, requires in the performance of services under this Agreement.

         7. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Sub-Adviser or any affiliate in performance of this Agreement are the property of Sub-Adviser and will not become the property of Penn Series or Adviser.

         8. Reports to Penn Series and Cooperation with Accountants. Sub-Adviser, and any affiliated corporation of Sub-Adviser performing services for Adviser and Penn Series described in this Agreement, shall furnish to or place at the disposal of Penn Series and Adviser, such information, reports, evaluations, analyses and opinions as Penn Series and Adviser may, at any time or from time to time, reasonably request or as Sub-Adviser may deem helpful, to reasonably ensure compliance with applicable laws and regulations or for any other purpose. Sub-Adviser and its affiliates shall cooperate with Penn Series' independent public accountants and take all reasonable action in the performance of services and obligations under this Agreement to assure that the information needed by such accountants is made available to them for the expression of their opinion without any qualification as to the scope of their examination, including, but not limited to, their opinion included in Penn Series' annual report under the Act and annual amendment to Penn Series' registration statement under the Act.

         9. Reports to Sub-Adviser. Penn Series and/or Adviser shall furnish or otherwise make available to Sub-Adviser such prospectuses, statements of additional information, financial statements, proxy statements, reports, and other information relating to the business and affairs of Penn Series, as Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         10. Ownership of Records. All records required to be maintained and kept current by Penn Series pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and that are maintained and kept current by Sub-Adviser or any affiliated corporation of Sub-Adviser on behalf of Penn Series are the property of Penn Series. Such records will be preserved by Sub-Adviser itself or through an affiliated corporation for the periods prescribed in Rule 3la-2 under the Act, where applicable, or in such other applicable rules that may be adopted from time to time under the Act. Such records may be inspected by representatives of Penn Series and Adviser at reasonable times and, in the event of termination of this Agreement, will be promptly delivered to Adviser and Penn Series upon request.

         11. Services to Other Clients. Nothing herein contained shall limit the freedom of Sub-Adviser or any affiliated person of Sub-Adviser to render investment supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect as to Fund, or until Sub-Adviser shall otherwise consent, Sub-Adviser shall be the only investment sub-adviser to the Fund. It is understood that Sub-Adviser may give advice and take action for its other clients which may differ from advice given, or the timing or nature of action taken, for a Fund. Sub-Adviser is not obligated to initiate transactions for a Fund in any security which Sub-Adviser , its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

         12. Confidential Relationship. Information furnished by Penn Series or by one party to another, including Penn Series' or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless required by law. Sub-Adviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or Penn Series (as the case may be), except after prior notification to and approval in writing by Adviser or Penn Series (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Sub-Adviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and Penn Series.

         13. Proxies. Subject to such oversight by Penn Series as the Board of Directors of Penn Series shall deem appropriate, Sub-Adviser shall vote proxies solicited by or with respect to the issuers of securities held in a Fund.

         14. Instructions, Opinion of Counsel and Signatures. At any time Sub-Adviser may apply to an officer of Penn Series for instructions, and may consult legal counsel for Penn Series, in respect of any matter arising in connection with this Agreement, and Sub-Adviser shall not be liable for any action taken or omitted by it or by any affiliate in good faith in accordance with such instructions or with the advice or opinion of Penn Series' legal counsel. Sub-Adviser and its affiliates shall be protected in acting upon any instruction, advice, or opinion provided by Penn Series or its legal counsel and upon any other paper or document delivered by Penn Series or its legal counsel believed by Sub-Adviser to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any officer or agent of Penn Series, until receipt of written notice thereof from Penn Series. Sub-Adviser shall inform Adviser of all applications to Penn Series for instructions and all consultations with legal counsel for Penn Series at the time of such application or consultation.

         15. Compliance with Governmental Rules and Regulations. Except as such responsibility may be placed upon Sub-Adviser or any affiliate by the terms of this Agreement, and except for the accuracy of information furnished to Penn Series by Sub-Adviser or any affiliate, Sub-Adviser does not assume responsibility for the preparation, contents and distribution of the prospectuses for Penn Series, for complying with any applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, or any other laws, rules and regulations of governmental authorities having jurisdiction over Penn Series.

         16. Limitation of Liability. Neither Sub-Adviser nor any of its affiliates, their respective officers, directors, employees or agents, or any person performing executive, administrative, trading, or other functions for Penn Series (at the direction or request of Sub-Adviser), or Sub-Adviser or its affiliates in connection with the discharge of obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by Penn Series in connection with the matters to which this Agreement relates, except for such error, mistake or loss resulting from willful misfeasance, bad faith, negligence or willful misconduct in the performance of its, his or her duties on behalf of Penn Series or constituting or resulting from a failure to comply with any term of this Agreement. Sub-Adviser shall not be responsible for any loss incurred by reason of any act or omission of the Custodian or of any broker, dealer, underwriter or issuer selected by Sub-Adviser with reasonable care.

         17. Obligations of Adviser and Sub-Adviser. It is expressly agreed that the obligations of Adviser and Sub-Adviser hereunder shall not be binding upon any of their directors, shareholders, nominees, officers, agents or employees, personally. The execution and delivery of this Agreement have been authorized in accordance with the governing documents of each party and in accordance with applicable law, and shall be signed by an authorized officer of each party, acting as such, and shall be binding on each party.

         18. Indemnification by Adviser. Adviser will indemnify and hold Sub-Adviser harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Sub-Adviser resulting from:
(i) any action or omission of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement, upon instructions reasonably believed by Sub-Adviser or any affiliated corporation to have been executed by an individual who has been identified in writing by Penn Series as a duly authorized officer of Penn Series or Adviser; (ii) any action of Sub-Adviser or any affiliated corporation, with respect to any service described in this Agreement upon information provided by Penn Series or Adviser in form and under policies agreed to by Sub-Adviser and Penn Series or Adviser. Sub-Adviser shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Sub-Adviser or its affiliates, agents or contractors, or constituting a failure by Sub-Adviser or any affiliate to comply with any term of this Agreement. Prior to the confession of any claim against Adviser which may be subject to this indemnification, Sub-Adviser shall give Adviser reasonable opportunity to defend against said claim in its own name or in the name of Sub-Adviser.

         19. Indemnification by Sub-Adviser. Sub-Adviser will indemnify and hold harmless Penn Series and Adviser from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Penn Series and Adviser and resulting from any claim, demand, action or suit arising out of Sub-Adviser's or any affiliate's failure to comply with any term of this Agreement or which arise out of the willful misfeasance, bad faith, negligence or misconduct of Sub-Adviser, its affiliates, their agents or contractors. Neither Penn Series nor Adviser shall be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Penn Series or Adviser, or their agents or contractors or constituting a failure by Adviser to comply with any term of this Agreement; provided, that such negligence or misconduct is not attributable to Sub-Adviser or any person that is an affiliate of Sub-Adviser or an affiliate of an affiliate of Sub-Adviser. Prior to confessing any claim against it which may be subject to this indemnification, Adviser shall give Sub-Adviser reasonable opportunity to defend against said claim in its own name or in the name of Adviser. For purposes of this Section 19 and of Section 18 hereof, no broker or dealer shall be deemed to be acting as agent or contractor of Sub-Adviser or any affiliate of Sub-Adviser, in effecting or executing any portfolio transaction for the Fund.

         20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         21. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect until two years from date of execution. Thereafter, this Agreement shall continue in effect from year to year with respect to each Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board of Directors of Penn Series, or by a vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the Fund and (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of Penn Series who are not parties to this Agreement or interested persons of any such party. Sub-Adviser shall furnish to Penn Series, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement with respect to each Fund or any extension, renewal or amendment hereof.

         22. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the written consent of the parties hereto, and without the affirmative vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund, and, without affecting any claim for damages or other right that any party hereto may have as a result thereof, this Agreement shall automatically and immediately terminate in the event of its assignment.

         23. Termination of Agreement. This Agreement may be terminated by Adviser, Penn Series or by Sub-Adviser, with respect to a Fund, without payment of any penalty, upon 60 days' prior notice in writing from Adviser to Sub-Adviser, or upon 90 days' prior notice in writing from Sub-Adviser to Adviser; provided, that in the case of termination by Adviser or Penn Series, such action shall have been authorized by resolution of a majority of its directors who are not interested persons of any party to this Agreement, or by vote of a majority of the outstanding voting securities of the series of shares of Penn Series representing interests in the affected Fund.

         24.      Miscellaneous.

                  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

                  B. Interpretation. Nothing herein contained shall be deemed to require Penn Series to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of Penn Series of its responsibility for and control of the conduct of the affairs of Penn Series.

                  C. Definitions. Any question of interpretation of any terms or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used herein, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

                  D. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Independence Capital

                  Management, Inc., 600 Dresher Road, Horsham, PA 19044,
                  Attention: President, and that of Sub-Adviser is OpCap Advisors, 1 World Financial Center, New York, New York 10281,
                  Attention: President.

                  E. State Law. The Agreement shall be construed and enforced in accordance with and governed by the laws of Maryland except where such state laws have been preempted by Federal law.

                  F. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

                  G. Entire Agreement; Severability. This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

                  H. No Third Party Beneficiaries. Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

                  I. Changes in Sub-Adviser Organization. The Sub-Adviser agrees to notify the Adviser within a reasonable period of time regarding a material change in the members of Sub-Adviser.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.


Attest:                                           INDEPENDENCE CAPITAL
                                                  MANAGEMENT, INC.

______________________________                    By:___________________________
         Secretary                                       Peter M. Sherman
                                                         President


Attest:                                           OPCAP ADVISORS


                                                  By:___________________________
______________________________
         Secretary

                                                      Annex A



                                                  Approximate Net Assets
                    Fund                             (as of 12/31/99)                    Advisory Fee Rate
                    ----                             ----------------                    -----------------

Oppenheimer Quest Value Fund, Inc.                   $1,438,154,183           1.00% on the first $400 million of
                                                                              average daily net assets;
                                                                              0.90% on the next $400 million; and
                                                                              0.80% of net assets in excess of $800
                                                                              million(1)

Oppenheimer Quest                                      $249,148,872           1.00% on the first $400 million of
Small Cap Value Fund                                                          average daily net assets;
                                                                              0.90% on the next $400 million; and
                                                                              0.80% of net assets in excess of $800
                                                                              million(1)

OCC Accumulation Trust                                  $70,512,213           0.80% on the first $400 million of
Equity Portfolio                                                              average daily net assets; 0.75% on the
                                                                              next $400 million; and 0.70% of average
                                                                              daily net assets in excess of $800
                                                                              million(2)

OCC Accumulation Trust                                 $151,289,879           0.80% on the first $400 million of
Small Cap Portfolio                                                           average daily net assets; 0.75% on the
                                                                              next $400 million; and 0.70% of average
                                                                              daily net assets in excess of $800
                                                                              million(2)

Endeavor Series Trust                                  $209,597,451                            0.40%(3)
Value Equity Portfolio

The Saratoga Advantage Trust                            $78,402,989                            0.30%(4)
Large Capitalization Value Portfolio

----------------------

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.
(2) Total Portfolio Expenses for the Equity and Small Cap Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets.
(3) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.80% of average daily net assets of the portfolio.
(4) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of average daily net assets of the portfolio.

                     THE PENN INSURANCE AND ANNUITY COMPANY
                         PIA Variable Annuity Account I
                             Voting Instruction Form

       At the Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on March 23, 2000 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) participating in the named separate account, hereby instructs The Penn Insurance and Annuity Company ("PIA") to vote shares of the fund or funds of the Company (each a "Fund" and, collectively, the "Funds") held under the contract(s) on the proposals set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

       The undersigned acknowledges receipt of the Notice of Meeting of Shareholders scheduled to be held on March 23, 2000 and the accompanying Proxy Statement.

            [X] Please mark your choice like this where shares are entered and sign and date below.

       If you wish to vote for or against all of the Proposals that are applicable to your contract(s), mark [X] in the appropriate space here in lieu of marking individual Proposals.

                         FOR [ ]       AGAINST [ ]

        PROPOSAL 1.                                   PROPOSAL 2.

Approve proposal which would                Approve new investment advisory
authorize Independence Capital              agreement between the Company and
Management, Inc. ("ICMI"), subject          ICMI.
to the supervision and approval of
the Board of Directors, to hire,
terminate or replace investment
sub-advisers for each of the
Company's Funds without seeking
shareholder approval.


                                               PROPOSAL 1.                       PROPOSAL 2.
FUND                        UNITS      FOR      AGAINST   ABSTAIN        FOR      AGAINST   ABSTAIN
Growth Equity Fund                     [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Value Equity Fund                      [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Small Capitalization Fund              [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Emerging Growth Fund                   [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Flexibly Managed Fund                  [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

International Equity Fund              [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Quality Bond Fund                      [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

High Yield Bond Fund                   [ ]        [ ]       [ ]          [ ]        [ ]       [ ]

Money Market Fund                      [ ]        [ ]       [ ]          [ ]        [ ]       [ ]


         PROPOSAL 3.

Approve new investment sub-advisory
agreement between ICMI and OpCap
Advisors with respect to the Value
Equity and Small Capitalization
Funds.

                                               PROPOSAL 3.
FUND                        UNITS      FOR      AGAINST   ABSTAIN
Small Capitalization Fund              [ ]        [ ]       [ ]

Value Equity Fund                      [ ]        [ ]       [ ]


       The Shares will be voted as directed. If no direction is given on this form when duly executed and returned, the Shares will be voted FOR the Proposal in accordance with the recommendations of the Board of Directors of the Company. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

       Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.


________________________________
Signature


_________________________________           Dated:_____________________ , 2000
Signature

       The Shares will be voted as directed. If no direction is given on this form when duly executed and returned, the Shares will be voted FOR the Proposal in accordance with the recommendations of the Board of Directors of the Company. PIA will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by PIA.

       Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.






________________________________              Dated:_____________________ , 2000
Signature


_________________________________
Signature

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
               Penn Mutual Variable Annuity Accounts I, II and III
                       Penn Mutual Variable Life Account I
                             Voting Instruction Form

-----------------------------------------------




-----------------------------------------------
       At the Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on March 23, 2000 and at any adjournments thereof, the undersigned owner of a variable annuity contract(s) or variable life insurance policy(ies) participating in one or more of the named separate accounts, hereby instructs The Penn Mutual Life Insurance Company ("Penn Mutual") to vote shares of the fund or funds of the Company (each a "Fund" and, collectively, the "Funds") held under the contract(s) and/or policy(ies) on the proposals set forth in the Notice of Meeting and Proxy Statement that accompanied this Voting Instruction Form, and for any adjournments of the Meeting, in accordance with the instructions below.

       The undersigned acknowledges receipt of the Notice of Meeting of Shareholders scheduled to be held on March 23, 2000 and the accompanying Proxy Statement.

          [X] Please mark your choice like this where shares are entered and sign and date below.

       If you wish to vote for or against all of the Proposals that are applicable to your contract(s) or policy(ies), mark [X] in the appropriate space here in lieu of marking individual Proposals.

                                  FOR [ ]          AGAINST [ ]
                 PROPOSAL 1.                                          PROPOSAL 2.
Approve proposal which would authorize             Approval new investment advisory agreement between
Independence Capital Management, Inc.              the Company and ICMI.
("ICMI"), subject to the supervision and
approval of the Board of Directors, to
hire, terminate or replace investment
sub-advisers for each of the Company's
Funds without seeking shareholder approval.      PROPOSAL 1.                     PROPOSAL 2.

FUND                         UNITS         FOR     AGAINST   ABSTAIN         FOR     AGAINST   ABSTAIN
Growth Equity Fund                         [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Value Equity Fund                          [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Small Capitalization Fund                  [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Emerging Growth Fund                       [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Flexibily Managed Fund                     [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

International Equity Fund                  [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Quality Bond Fund                          [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

High Yield Bond Fund                       [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

Money Market Fund                          [ ]       [ ]       [ ]           [ ]       [ ]       [ ]

                 PROPOSAL 3.
Approve new investment sub-advisory
agreement between ICMI and OpCap Advisors
with respect to the Value Equity and
Small Capitalization Funds.                      PROPOSAL 1.

FUND                         UNITS         FOR     AGAINST   ABSTAIN
Small Capitalization Fund                  [ ]       [ ]       [ ]

Value Equity Fund                          [ ]       [ ]       [ ]

       The Shares will be voted as directed. If no direction is given on this form when duly executed and returned, the Shares will be voted FOR the Proposal in accordance with the recommendations of the Board of Directors of the Company. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

       Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.

_________________________________
Signature

_________________________________          Dated:_________________________, 2000
Signature

       The Shares will be voted as directed. If no direction is given on this form when duly executed and returned, the Shares will be voted FOR the Proposal in accordance with the recommendations of the Board of Directors of the Company. Penn Mutual will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by Penn Mutual.

       Your signature(s) should be exactly as your name or names appear on this Voting Instruction Form. If the shares are held jointly, each holder should sign. If signing is by an attorney, executor, administrator or guardian, please print your full name below your signature.

_________________________________
Signature

_________________________________          Dated:_________________________, 2000
Signature